S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2007 (dollars in thousands, except per share data)									Page 1 of 3
	2006				2007			Nine Months Ended
	March	June	September	December	March	June	September	September	September
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2007	2006

Interest Income	$47,884	$50,957	$53,028	$52,833	$52,934	$54,274	$54,761	$161,969	$151,869
Interest Expense	19,810	22,830	24,186	24,758	24,725	25,321	25,485	75,532	66,826
Net Interest Income	28,074	28,127	28,842	28,075	28,209	28,953	29,276	86,437	85,043
Taxable Equivalent Adjustment	1,068	1,117	1,146	1,173	1,186	1,216	1,170	3,572	3,331
Net Interest Income (FTE)	29,142	29,244	29,988	29,248	29,395	30,169	30,446	90,009	88,374
Provision For Loan Losses	1,500	5,700	1,352	828	2,178	1,305	1,142	4,625	8,552
Net Interest Income After Provisions (FTE)	27,642	23,544	28,636	28,420	27,217	28,864	29,304	85,384	79,822

Security Gains, Net	1,809	1,244	1,210	1,218	1,656	481	1,129	3,265	4,263

Service Charges and Fees	2,452	2,657	2,666	2,637	2,343	2,529	2,605	7,477	7,775
Wealth Management	2,223	2,058	1,854	1,726	1,855	1,978	1,751	5,585	6,135
Insurance	1,738	1,572	1,759	1,569	1,894	1,792	1,874	5,559	5,069
Other	2,261	2,803	2,432	2,502	2,424	2,744	4,270	9,438	7,497
Total Noninterest Income	8,674	9,090	8,711	8,434	8,516	9,043	10,500	28,059	26,476

Salaries and Employee Benefits	9,512	9,004	8,618	10,467	9,934	10,073	9,910	29,917	27,134
Occupancy and Equip. Expense, Net	2,087	1,962	2,194	2,155	2,261	2,447	2,423	7,131	6,243
Data Processing Expense	1,164	1,249	1,186	1,253	1,234	1,301	1,179	3,714	3,599
FDIC Expense	75	75	77	75	76	77	74	227	227
Other	4,101	4,983	4,264	4,777	4,084	4,163	4,543	12,790	13,349
Total Noninterest Expense	16,939	17,273	16,339	18,727	17,589	18,061	18,129	53,779	50,552

Income Before Taxes	21,186	16,605	22,218	19,345	19,800	20,327	22,804	62,929	60,009
Taxable Equivalent Adjustment	1,068	1,117	1,146	1,173	1,186	1,216	1,170	3,572	3,331
Applicable Income Taxes	5,881	4,251	6,408	4,973	5,316	5,235	5,973	16,524	16,540
Net Income	$14,237	$11,237	$14,664	$13,199	$13,298	$13,876	$15,661	$42,833	$40,138

Per Common Share Data:
Shares Outstanding at End of Period	26,083,980	25,690,880	25,303,774	25,361,274	24,897,787	24,468,671	24,543,177	24,543,177	25,303,774
Average Shares Outstanding - Diluted	26,448,765	26,038,892	25,753,722	25,530,984	25,389,584	24,847,410	24,690,735	24,959,564	26,078,260
Net Income - Diluted	$0.54	$0.43	$0.57	$0.52	$0.52	$0.56	$0.63	$1.72	$1.54
Dividends Declared	$0.29	$0.29	$0.29	$0.30	$0.30	$0.30	$0.30	$0.90	$0.87
Book Value	$13.41	$13.14	$13.24	$13.37	$13.16	$12.98	$13.36	$13.36	$13.24
Market Value	$36.58	$33.23	$32.50	$34.67	$33.04	$32.90	$32.09	$32.09	$32.50
S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2007 (dollars in thousands)							Page 2 of 3
	2006				2007
	March	June	September	December	March	June	September
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q

Nonaccrual Loans and Nonperforming Loans	$13,063	$21,824	$15,058	$19,852	$19,854	$14,944	$14,445
Asset acquired through foreclosure or repossession	3,084	2,725	2,633	523	606	610	869
Nonperforming Assets	16,147	24,549	17,691	20,375	20,460	15,554	15,314
Allowance for Loan Losses	37,402	38,575	32,717	33,220	35,319	35,808	34,144
Nonperforming Loans / Loans	0.51%	0.83%	0.58%	0.74%	0.73%	0.54%	0.52%
Allowance for Loan Losses / Loans	1.47%	1.47%	1.25%	1.25%	1.29%	1.31%	1.24%
Allowance for Loan Losses/ Nonperforming Loans	286%	177%	217%	167%	178%	240%	236%
Net Loan Charge-offs	670	4,528	7,210	324	78	817	2,806
Net Loan Chargeoffs (annualized)/Average Loans	0.11%	0.70%	1.09%	0.05%	0.01%	0.12%	0.41%

Balance Sheet (Period-End)

Assets	$3,250,246	$3,301,896	$3,278,710	$3,338,543	$3,376,560	$3,382,057	$3,361,746
Earning Assets	3,031,270	3,079,808	3,048,744	3,108,898	3,146,934	3,141,844	3,126,714
Securities	482,453	455,367	431,490	442,607	412,384	398,612	375,151
Loans, Gross	2,548,817	2,624,441	2,617,254	2,666,291	2,734,550	2,743,232	2,751,564
Total Deposits	2,470,151	2,496,909	2,536,092	2,565,306	2,576,887	2,624,495	2,620,176
Non-Interest Bearing Deposits	417,315	442,203	429,547	448,453	445,176	449,623	452,140
NOW, Money Market & Savings	1,136,810	1,169,278	1,201,254	1,195,640	1,209,702	1,237,280	1,234,494
CD's $100,000 and over	200,055	203,966	249,070	261,646	259,390	258,311	250,011
Other Time Deposits	715,972	681,462	656,221	659,567	662,619	679,281	683,531
Short-term Borrowings	204,487	234,232	162,351	188,021	169,552	144,342	125,809
Long-term Debt	171,635	186,427	186,217	196,941	246,715	246,487	236,255
Shareholder's Equity	349,896	337,598	335,011	339,051	327,710	317,707	327,863

Balance Sheet (Daily Averages)

Assets	$3,205,843	$3,282,972	$3,285,807	$3,270,151	$3,328,405	$3,358,606	$3,352,830
Earning Assets	2,999,871	3,070,286	3,070,573	3,055,082	3,108,328	3,134,253	3,127,103
Securities	485,935	469,472	453,128	428,556	420,645	403,351	384,405
Loans, Gross	2,513,936	2,600,814	2,617,445	2,619,029	2,687,564	2,730,618	2,740,458
Deposits	2,424,946	2,494,841	2,518,761	2,572,123	2,550,819	2,578,878	2,623,770
Shareholder's Equity	356,341	346,351	343,176	342,303	339,168	325,966	324,124

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2007 (dollars in thousands)									Page 3 of 3
	2006				2007			Year-to-date
	March	June	September	December	March	June	September	September	September
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2007	2006

Return on Average Assets	1.80%	1.37%	1.77%	1.60%	1.62%	1.66%	1.85%	1.71%	1.65%
Return on Average Shareholder's Equity	16.20%	13.01%	16.95%	15.30%	15.90%	17.07%	19.17%	17.37%	15.40%
Yield on Earning Assets (FTE)	6.62%	6.81%	7.00%	7.02%	7.06%	7.10%	7.10%	7.09%	6.82%
Cost of Interest Bearing Funds	3.37%	3.71%	3.90%	4.01%	4.00%	4.01%	3.99%	4.00%	3.66%
Net Interest Margin (FTE)(4)	3.94%	3.82%	3.87%	3.80%	3.84%	3.86%	3.86%	3.85%	3.88%
Efficiency Ratio (FTE)(1)	44.79%	45.06%	42.22%	49.70%	46.40%	46.06%	44.28%	45.55%	44.02%

Capitalization Ratios

Dividends Paid to Net Income	53.53%	67.41%	50.81%	56.06%	57.21%	53.92%	46.86%
Shareholder's Equity to Assets (Period End)	10.77%	10.22%	10.22%	10.16%	9.71%	9.39%	9.75%
Leverage Ratio (2)	9.28%	8.75%	8.57%	8.82%	8.38%	8.06%	8.38%
Risk Based Capital - Tier I (3)	10.30%	9.78%	9.65%	9.66%	9.23%	8.94%	9.35%
Risk Based Capital - Tier II (3)	11.86%	11.32%	11.94%	11.91%	11.45%	11.15%	11.50%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.